UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2011

VISUAL NETWORK DESIGN, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-163172	26-3439890
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

517 NW 8 Terrace
Cape Coral, FL  33993
(Address of principal executive offices, including zip code)

(678) 428-6026
(Registrant’s telephone number, including area code)

Copy to:
Adam S. Gottbetter, Esq.
Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, NY  10022
Phone:  (212) 400-6900
Facsimile:  (212) 400-6901

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.”  All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements.  Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Explanatory Note:

As used in this Current Report, unless otherwise stated or the context clearly indicates otherwise, before giving effect to the transactions described herein, the terms “we,” “us,” and “our” refer to Visual Network Design, Inc.

Item 1.02 Termination of a Material Definitive Agreement.

Reference is hereby made to our Quarterly Report on Form10-Q for the period ended April 30, 2011, filed with the Securities and Exchange Commission of July 8, 2011 (the “March Quarterly Report”), for information with respect to our negotiations with DataCom Systems, Incorporated (“DataCom”) involving a reverse triangular merger (the “Merger”) with DataCom and certain related matters referred to in the March Quarterly Report.

As set forth in our March Quarterly Report, in anticipation of the Merger, we sold in a private placement an aggregate principal amount of $300,000 of our 10% Secured Convertible Promissory Notes (the “Company Notes”), the net proceeds of which were utilized by us to make a secured loan in the principal amount of $300,000 (the “Bridge Loan”) to DataCom, which loan is evidenced by DataCom’s 10% Secured Bridge Loan Promissory Note (the “DataCom Note”).

We have terminated Merger negotiations with DataCom and, on August 5, 2011, entered into an Assignment and Assumption Agreement with Navesink SPV 1, Inc. (“Navesink”), a Delaware special purpose corporation established by Navesink Investment Partners, and an Amendment and Consent Agreement with DataCom and its principal stockholders pursuant to which (i) Navesink assumed our obligations under the Company Notes, (ii) the holders of the Company Notes released us from our obligations thereunder, (iii) we assigned to Navesink our rights under DataCom Note, and (iv) DataCom and its principal shareholders released us from our obligations under the DataCom Note.

For further information regarding then agreements, reference is made to the Assignment and Assumption Agreement and the Amendment and Consent Agreement which are attached as Exhibits to this Current Report and which are incorporated herein by this reference.

Item 9.01.       Financial Statements and Exhibits

(d)           Exhibits:

Exhibit No.	Exhibit Description

3.1	Assignment and Assumption Agreement
3.2	Form of Amendment and Consent Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL NETWORK DESIGN, INC.

Date: August 11, 2011	By:	/s/ Kenneth Spiegeland
Name: Kenneth Spiegeland
Title: President